EXHIBIT 4.3

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AngioGenex, Inc. ("the Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard Salvador, Chief Executive Officer of the Company and Martin Murray, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

   (1)The Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

   (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2006

/s/ Richard Salvador                      /s/ Martin Murray
--------------------                      -------------------
    Richard Salvador                          Martin Murray,
    Chief Executive Officer                   Chief Financial Officer



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